Exhibit 10.2

CONTRATO DE PARTICIPAÇÃO NOS ARRANJOS DE PAGAMENTO DA VISA DO BRASIL E LICENCIAMENTO DE MARCA REGISTRADA		VISA PAYMENT ARRANGEMENTS PARTICIPATION AND TRADEMARK BLICENSE AGREEMENT

ESTE CONTRATO DE PARTICIPAÇÃO NOS ARRANJOS DE PAGAMENTO DA VISA DO BRASIL E LICENCIAMENTO DE MARCA REGISTRADA (“Contrato”) é celebrado entre a VISA DO BRASIL EMPREENDIMENTOS LTDA., sociedade constituída e em funcionamento sob as leis do Brasil, com sede na cidade de São Paulo, estado de São Paulo, na Av. Pres. Juscelino Kubitscheck, 1909 – 3° andar Torre Norte, Vila Nova Conceição CEP 04543-907, Brasil, inscrita no Cadastro Nacional da Pessoa Jurídica, do Ministério da Fazenda (CNPJ/MF) sob o n° 31.551.765/0001-43 (“VISA DO BRASIL”), VISA INTERNATIONAL SERVICE ASSOCIATION, sociedade constituída e em funcionamento sob as leis dos Estados Unidos da América e do estado de Delaware com sede na Metro Center Boulevard, 900, Foster City, Califórnia 94404 (“VISA INTERNATIONAL”) (VISA DO BRASIL E VISA INTERNATIONAL designadas conjuntamente como “VISA”), e		THIS VISA PAYMENT ARRANGEMENT PARTICIPATION AND TRADEMARK LICENSE AGREEMENT (“Agreement”) is entered into by and between VISA DO BRASIL EMPREENDIMENTOS LTDA., a corporation organized and existing under the laws of Brazil, with its head offices in the City of São Paulo, Estate of São Paulo at Av. Pres. Juscelino Kubitscheck, 1909 – 3° floor Torre Norte, Vila Nova Conceição, postal code 04543-907, Brazil, enrolled with the Brazilian Taxpayer Registry of the Ministry of Finance (“CNPJ/MF”) under N° 31.551.765/0001-43 (“VISA DO BRASIL”), VISA INTERNATIONAL SERVICE ASSOCIATION, a company organized and existing under the laws of the United States and the state of Delaware with its head offices at 900 Metro Center Boulevard, Foster City, California 94404 (“VISA INTERNATIONAL”) (“VISA DO BRASIL AND VISA INTERNATIONAL collectively referred to as “VISA”), and

Nome do candidato (doravante denominado “PARTICIPANTE”): STONE PAGAMENTOS, S.A.		Name of applicant (hereinafter called “Participant”): STONE PAGAMENTOS, S.A.

Endereço (sede principal): Av. Brigadeiro Faria Lima, 1811-12		Street address (principle place of business): Av. Brigadeiro Faria Lima, 1811-12

Cidade/City: São Paulo		Estado/State: SP

País/Country: BRASIL		Código postal/Postal Code: 01452-001

Endereço postal (se for diferente)/ Mailing address (if different):

Cidade/City:		Estado/State:

País/Country: BRASIL		Código postal/Postal Code:

Telefone / Telephone:	Código do país/Country Code: 55	Código de cidade /City Code: 11	Número/Number: 35686321

Fax:	Código do país/Country Code: 55	Código de cidade /City Code:	Número/Number:

Visa Confidential

Descrição jurídica/Legal Description: STONE PAGAMENTOS S.A.

Constituída e em funcionamento sob as leis de (estado ou país da constituição) / Organized and existing under the laws of (state or country of incorporation): BRASIL

Visa Confidential

CONSIDERANDO que a VISA DO BRASIL é instituidora de arranjos de pagamento controlada pela VISA INTERNATIONAL, e se dedica ao gerenciamento de arranjos de pagamento no Brasil (“Arranjos de Pagamento da Visa”), por meio dos Estatutos, das Regras Básicas da Visa e das Regras sobre Produtos e Serviços Visa, incluindo manuais e guias técnicos e quaisquer outros requisitos complementares da VISA INTERNATIONAL (os estatutos, as regras, guias e manuais, conjuntamente com todos e quaisquer outras regras aplicáveis para a participação nos Arranjos de Pagamento da Visa, as “Regras da Visa”);	WHEREAS, VISA DO BRASIL is a Brazilian payment arrangement settlor controlled by VISA INTERNATIONAL and is engaged in the business of managing payment arrangements in Brazil (“Visa Payment Arrangements”), by virtue of the By-Laws, Visa Core Rules and Visa Product and Service Rules, including manual and technical guides and any other additional requirements of VISA INTERNATIONAL (the by-laws, rules, guides and manuals, collectively with all and any applicable rule for the participation on the Visa Payment Arrangements, the “Visa Rules”);

CONSIDERANDO QUE A VISA INTERNATIONAL é a proprietária de certas marcas registradas que podem ser usadas na operação de Arranjos de Pagamento da Visa e que são descritas nas Regras Visa (as “Marcas de Propriedade da Visa”);	WHEREAS VISA INTERNATIONAL is the owner of certain trademarks that may be used in the operation of the Visa Payment Arrangements and that are described in the Visa Rules (the “Visa-Owned Marks”);

CONSIDERANDO QUE A VISA DO BRASIL é licenciada e sublicenciadora autorizada das Marcas de Propriedade da Visa em relação a seu uso no Brasil em conexão com os Arranjos de Pagamento da Visa;	WHEREAS, VISA DO BRASIL is licensed and authorized sublicensor of the Visa-Owned Marks regarding its use in Brazil in connection to the Visa Payment Arrangements;

CONSIDERANDO QUE A VISA INTERNATIONAL opera arranjos de pagamento fora do Brasil e presta certos serviços internacionais relacionados a programas de serviço financeiro, como previsto nas Regras da Visa;	WHEREAS VISA INTERNATIONAL operates payment arrangements outside of Brazil and provides certain international financial services, as provided for in the Visa Rules;

CONSIDERANDO QUE O PARTICIPANTE deseja, somente no Brasil (o “País Aprovado”): (i) participar nos Arranjos de Pagamento da Visa selecionados a seguir (os “Arranjos de Pagamento Aprovados”); (ii) usar as Marcas de Propriedade da Visa autorizadas para uso nas Regras da Visa para esses Arranjos de Pagamento Aprovados (“Marcas Licenciadas”); e (iii) obter serviços relacionados da VISA DO BRASIL e da VISA INTERNATIONAL em conexão com essa participação nos Arranjos de Pagamento Aprovados:	WHEREAS THE PARTICIPANT wishes, only in Brazil (the “Approved Country”) to: (i) participate in the Visa Payment Arrangements selected below (the “Approved Payment Arrangements”); (ii) use the Visa-Owned Marks authorized for use in the Visa Rules for these Approved Payment Arrangements (“Licensed Marks”); and (iii) obtain related services from VISA DO BRASIL and VISA INTERNATIONAL in connection with this participation in the Approved Payment Arrangements:

Visa Confidential

Instruções: Selecionar com um X os Arranjos de Pagamento Aprovados.

Instructions: Select with an X the Approved Payment Arrangements.

PARTICIPAÇÃO / PARTICIPATION

1.	Participante Principal Emissor / Principal Issuing Participant

	☐	Arranjo de Pagamento Visa Crédito (Doméstico e Internacional) / Visa Credit (Domestic and International) Payment Arrangement

	☐	Arranjo de Pagamento Visa Electron e Visa Débito (Doméstico e Internacional) / Visa Electron and Visa Debit (Domestic and International) Payment Arrangement

	☐	Arranjo de Pagamento Visa Pré-Pagos (Doméstico e Internacional) Visa Prepaid (Domestic and International) Payment Arrangement

2.	Participante Associado Emissor / Associate Issuing Participant

	☐	Arranjo de Pagamento Visa Crédito (Doméstico e Internacional) / Visa Credit (Domestic and International) Payment Arrangement

	☐	Arranjo de Pagamento Visa Electron e Visa Débito (Doméstico e Internacional) / Visa Electron and Visa Debit (Domestic and International) Payment Arrangement

	☐	Arranjo de Pagamento Visa Pré-Pagos (Doméstico e Internacional) / Visa Prepaid (Domestic and International) Payment Arrangement

3.	Participante Principal Credenciador de Estabelecimento Comercial / Merchant Acquiring Principal Participant

	☒	Arranjos de Pagamento Visa Crédito, Electron e Débito, Pré-Pagos (Doméstico e Internacional) / Visa Credit, Debit and Electron and Prepaid (Domestic and International) Payment Arrangement

4.	Participante Associado Credenciador de Estabelecimento Comercial / Merchant Acquiring Associate Participant

	☐	Arranjos de Pagamento Visa Crédito, Electron e Débito, Pré-Pagos (Doméstico e Internacional) / Visa Credit, Electron and Debit and Prepaid (Domestic and International) Payment Arrangement

Programas complementares / Supplementary Programs:

5.	Programa Plus / Plus Program

Patrocinado (somente uma opção de Programa pode ser selecionada) / Sponsored (only one Program option may be selected):

	☐	Emissor e Credenciador Plus / Plus Issuer and Acquirer	☐	Somente Emissor Plus / Only Plus Issuer	☐	Somente Credenciador Plus / Only Plus Acquirer

6.	Programa Interlink / Interlink Program

Patrocinado (somente uma opção de Programa pode ser selecionada) / Sponsored (only one Program option may be selected):

	☐	Emissor e Credenciador Interlink / Interlink Issuer and Acquirer	☐	Somente Emissor Interlink / Interlink Issuer only	☐	Somente Credenciador Interlink / Interlink Acquirer only

Visa Confidential

VISA DO BRASIL, VISA INTERNATIONAL e PARTICIPANTE (em conjunto denominados como as “Partes” e separadamente como a “Parte”) resolvem firmar o Contrato, que passará a viger na data em que for assinado por todas as Partes (“Data de Vigência”) de acordo com as seguintes cláusulas e condições:	VISA DO BRASIL, VISA INTERNATIONAL and PARTICIPANT (together referred to as the “Parties” and separately as the “Party”) decide to enter into the Agreement, which will be effective on the date it is signed by all Parties (“Effective Date”) in accordance with the following terms and conditions:

1. AUTORIZAÇÃO PARA PARTICIPAR DOS ARRANJOS DE PAGAMENTOS APROVADOS.	1. AUTHORIZATION TO PARTICIPATE IN THE APPROVED PAYMENT ARRANGEMENTS

A VISA DO BRASIL autoriza a participação do PARTICIPANTE, de forma não exclusiva, nos Arranjos de Pagamento Aprovados no Pais Aprovado, sujeito aos termos e condições deste Contrato e das Regras da Visa, incluindo taxas e encargos definidos na Cláusula 5, abaixo. O PARTICIPANTE terá direito a todos os direitos e privilégios aplicáveis à sua participação nos Arranjos de Pagamento Aprovados, como disposto nas Regras da Visa, observado que o PARTICIPANTE será responsável, de forma exclusiva, por todos os custos e riscos associados a sua participação nos Arranjos de Pagamento Aprovados. No caso de o PARTICIPANTE desejar participar de um Arranjo de Pagamento que não seja um Arranjo de Pagamento Aprovado, o PARTICIPANTE deve previamente notificar a VISA DO BRASIL, por escrito, e o PARTICIPANTE não poderá dar inicio a sua participação em outro Arranjo de Pagamento nem usar quaisquer Marcas de Propriedade da Visa não incluídas nas Marcas Licenciadas até que tenha recebido consentimento prévio por escrito da VISA DO BRASIL. O PARTICIPANTE declara e garante que obteve todas as autorizações e permissões necessárias sob as leis e os regulamentos do País Aprovado para participar dos Arranjos de Pagamento Aprovados. Se as Regras da Visa exigirem um patrocinador para a participação do PARTICIPANTE em determinados Arranjos de Pagamento da Visa, o PARTICIPANTE deverá (i) ter enviado à VISA DO BRASIL um contrato de patrocínio plenamente cumprido que traga a assinatura de um representante legal do patrocinador; (ii) ter celebrado um contrato de prestação de serviços com aquele patrocinador para prestar os serviços necessários a esses Arranjos de Pagamento Aprovados; e (iii) que notificará a VISA DO BRASIL imediatamente, por escrito, sobre a rescisão ou qualquer modificação material dos referidos contratos. O PARTICIPANTE também declara que enviou à VISA DO BRASIL uma cópia de seu último demonstrativo financeiro, cujos conteúdo declara ser verdadeiro, correto e completo.	Subject to the terms and conditions of this Agreement and of Visa Rules, including fees and charges defined in Section 5, below, VISA DO BRASIL authorizes the PARTICIPANT’s non-exclusive participation in the Approved Payment Arrangements in the Approved Country. PARTICIPANT will have right to all the rights and privileges applicable to its participation in the Approved Payment Arrangement, as set forth in the Vis Rules, and PARTICIPANT will be exclusively responsible for all the costs and risks associated to its participation in the Approved Payment Arrangements. In the event the PARTICIPANT wishes to participate in a Payment Arrangement that is not an Approved Payment Arrangement, PARTICIPANT shall notify VISA DO BRASIL in advance, in writing, and PARTICIPANT will not be able to initiate its participation in other Payment Arrangement or use any Visa-Owned Marks not included in the Licensed Marks until it has received prior written consent from VISA DO BRASIL. PARTICIPANT declares and warrants that it has obtained all authorizations and permissions that are required under the laws and regulations of the Approved Country to participate in the Approved Payment Arrangements. If the Visa Rules require a sponsor for the PARTICIPANT’s participation in certain Visa Payment Arrangements, PARTICIPANT must (i) have sent so VISA DO BRASIL a sponsorship agreement dully fulfilled with the signature of a legal representative of the sponsor; (ii) have entered into a service contract with that sponsor to provide the services needed to these Approved Payment Arrangements; and (iii) notify VISA DO BRASIL immediately, in writing, of any material modification or termination of such agreements. PARTICIPANT also declares that it has sent to VISA DO BRASIL a copy of its latest financial statement, which content it claims to be true, correct and complete.

2. SERVIÇOS DA VISA DO BRASIL.	2. VISA DO BRASIL SERVICES

O PARTICIPANTE reconhece e concorda que: (i) sua participação nos Arranjos de Pagamentos Aprovados envolve a prestação, pela VISA DO BRASIL, de vários serviços ao PARTICIPANTE que permitem aos clientes, empresas, estabelecimentos comerciais e/ou órgãos governamentais operar suas atividades por meio de um método de pagamento seguro, conveniente e confiável; e (ii) esses serviços serão fornecidos de acordo com os termos e condições das Regras da Visa, observadas quaisquer outras condições impostas ao PARTICIPANTE pela VISA DO BRASIL com relação às Regras da Visa; e (iii) que esses serviços estão sujeitos a taxas e outros encargos, conforme mencionado na Cláusula 5 abaixo.	PARTICIPANT acknowledges that (i) its participation in the Approved Payment Arrangement(s) entails VISA DO BRASIL providing various services to PARTICIPANT that enable consumers, businesses, merchants and/or government entities to conduct commerce with a secure, convenient and reliable method of payment and that (ii) these services are provided subject to terms and conditions as may be set forth in the Visa Rules, together with any other conditions imposed on PARTICIPANT by VISA DO BRASIL pursuant to the Visa Rules, and that (iii) these services are subject to fees and other charges as provided in Section 5 below.

Visa Confidential

3. SERVIÇOS DA VISA INTERNATIONAL; REQUERIMENTO DE PROCESSAMENTO.	3. VISA INTERNATIONAL SERVICES; ROUTING REQUIREMENT.

Sem limitação ao disposto na Cláusula 2 acima, o PARTICIPANTE reconhece e concorda que: (i) A VISA INTERNATIONAL prestará os Serviços Centrais de Processamento, conforme definidos no parágrafo imediatamente abaixo em relação as transações relacionadas aos Arranjos de Pagamento Aprovados e à participação do PARTICIPANTE nos Arranjos de Pagamento da Visa; e (ii) a VISA INTERNATIONAL processará todas as transações do PARTICIPANTE por meio de plataformas de hardware e software sob o controle da VISA INTERNATIONAL e não localizadas no Brasil; e (iii) tais Serviços serão fornecidos de acordo com os termos e condições das Regras da Visa, considerando quaisquer condições impostas ao PARTICIPANTE pelas Regras da Visa; e (iv) que esses serviços estão sujeitos às taxas e encargos mencionados na Cláusula 5 abaixo.	Without limiting the above, PARTICIPANT acknowledges and agrees that (i) VISA INTERNATIONAL will provide all Core Routing Services, as defined in the immediately below paragraph relating to transactions connected to the Approved Payment Arrangement(s) and PARTICIPANT’s participation in the Visa Payments Arrangements and that (ii) VISA INTERNATIONAL will process all related PARTICIPANT’s transactions via hardware and software platforms not located in Brazil and under VISA INTERNATIONAL’S control and that (iii) such Services are provided in accordance to the terms and conditions of the Visa Rules, considering any restrictions imposed on PARTICIPANT by them and that (iv) these services are subject to the fees and charges mentioned on Section 5 below.

O PARTICIPANTE reconhece que deverá enviar a VISA INTERNATIONAL todas as Transações Visa (como definidas abaixo) para que a VISA INTERNATIONAL preste os Serviços Centrais de Processamento dessas Transações por meio do Sistema Visa (como definido abaixo). O PARTICIPANTE não deverá instalar, usar ou autorizar qualquer terceiro a instalar ou usar qualquer software ou qualquer outro sistema de processamento que tenha o efeito de processar as Transações Visa por meio de uma rede de sistemas que não seja o Sistema Visa. O PARTICIPANTE deve instruir seus processadores a processar as Transações Visa por meio do Sistema Visa para autorização, compensação e liquidação. O PARTICIPANTE não encaminhará as Transações Visa por meio de sistemas ou redes que não sejam de propriedade da Visa. Como usado aqui, “Transações Visa” refere-se às transações originadas em cartões de pagamento (i) emitidos pelo PARTICIPANTE e que ostentem as Marcas de Propriedade da Visa (“Cartões Visa”) ou (ii) capturadas nos Estabelecimentos Comerciais que o PARTICIPANTE tenha credenciado para a aceitação de Cartões Visa. “Sistema Visa” refere-se aos sistemas e serviços por meio dos quais a VISA INTERNATIONAL presta Serviços Centrais de Processamento aos participantes dos Arranjos de Pagamento da Visa. “Serviços Centrais de Processamento” refere-se aos serviços de autorização, compensação e liquidação (authorization, clearing, and settlement).	PARTICIPANT agrees that it will send to VISA INTERNATIONAL all Visa Transactions (as defined below) in order for VISA INTERNATIONAL to provide the Core Routing Services through the Visa System (as defined below). PARTICIPANT shall not install or use, or allow any third party to install or use, any software or other processing system that would have the effect of routing Visa Transactions through a network other than the Visa System. PARTICIPANT shall instruct its processors to route Visa Transactions through the Visa Systems for authorization, clearing, and settlement. PARTICIPANT shall not route Visa Transactions through any non-Visa network. As used herein, “Visa Transactions” are those transactions initiated on payment cards (i) issued by the PARTICIPANT and that bear the Visa-Owned Marks (“Visa Cards”) o (ii) acquired in the Merchants that the PARTICIPANT has affiliated to accept the Visa Cards. “Visa System” means the systems and services through which VISA INTERNATIONAL delivers Core Routing Services to the participants of Visa Payment Arrangements. “Core Routing Services” are the authorization, clearing, and settlement services.

4. CONCESSÃO DE LICENÇA.	4. LICENSE GRANT.

A VISA DO BRASIL outorga ao PARTICIPANTE uma licença não exclusiva e intransferível (sujeita as Regras da Visa, conforme alteradas de tempos em tempos) para usar as Marcas Licenciadas de acordo com Arranjos de Pagamento Aprovados no País Aprovado. Como proprietária das Marcas Licenciadas, a VISA INTERNATIONAL pode acrescentar, excluir ou alterar as Marcas Licenciadas de qualquer Arranjo de Pagamento Aprovado por meio de alterações as Regras da Visa ou publicando um aviso dessas alterações em um site seguro da Internet, usado costumeira e periodicamente para comunicação entre a VISA INTERNATIONAL, a VISA DO BRASIL e seus participantes. Em consideração aos direitos concedidos sob este Contrato, o PARTICIPANTE concorda em cumprir as Regras da Visa.	VISA DO BRASIL grants to PARTICIPANT a non-exclusive and non-transferable license (subject to the Visa Rules, as in effect from time to time) to use the Licensed Marks in connection with the Approved Payment Arrangement(s) in the Approved Country(s). As the owner of the Licensed Marks, VISA INTERNATIONAL may add Licensed Marks to, subtract Licensed Marks from, or otherwise change the Licensed Marks for any Approved Payment Arrangement by amending the Visa Rules or by posting notice of such changes on a secure Internet site customarily used at any time and from time to time for communication or delivery of services between VISA INTERNATIONAL, VISA DO BRASIL and its Participants. In consideration of the rights granted under this Agreement, PARTICIPANT agrees to comply with the Visa Rules.

Visa Confidential

5. TAXAS E TRIBUTOS.	5. FEES AND TAXES

O PARTICIPANTE pagará todas as taxas e encargos aplicáveis à sua participação e à operação dos Arranjos de Pagamento Aprovados no País Aprovado, conforme previsto nas Regras da Visa, incluindo, mas não limitado ao Guia de Preços para o Brasil (“Taxas”).	PARTICIPANT will pay all fees and charges applicable to its participation and to the operation of the Approved Payment Arrangements in the Approved Country as provided for in the Visa Rules, including, but not limited to the Fee Guide for Brazil (“Fees”).

Todas as Taxas serão consideradas e pagas sem a inclusão de quaisquer tributos (“Tributos”), inclusive sobre vendas, uso, circulação, valor agregado, consumo e tributos retidos na fonte e outros similares, de maneira que a VISA DO BRASIL e/ou a VISA INTERNATIONAL recebam as Taxas aplicáveis sem qualquer dedução, compensação ou cobrança relacionada a Tributos. O PARTICIPANTE será o único responsável por pagar todo e qualquer Tributo, incluindo sem limitação: PIS, ISS, CIDE, IOF e COFINS (definidos de acordo com as leis e regulamentações brasileiras aplicáveis). O PARTICIPANTE, portanto, deverá adicionar às Taxas o valor correspondente a todos os Tributos incidentes, de forma a que as Taxas seja, recebidas pela VISA INTERNATIONAL e/ou a VISA DO BRASIL de forma líquida, conforme previsto nos Guias de Preços aplicáveis sob as Regras da Visa. Além disso, o PARTICIPANTE deverá reter o imposto de renda brasileiro IRRF (definido de acordo com as leis e regulamentações brasileiras) do pagamento das Taxas à VISA INTERNATIONAL e pagar esse valor retido às respectivas autoridades tributárias brasileiras. Não haverá deduções de pagamento das Taxas além das exigidas pelas leis aplicáveis e o PARTICIPANTE arcará com e pagará todo e qualquer Tributo ou cobrança aplicável. O PARTICIPANTE fornecerá à VISA INTERNATIONAL os recibos de Tributos retidos dentro de 30 (trinta) dias corridos do pagamento desses Tributos às autoridades tributárias brasileiras correspondentes. O PARTICIPANTE apresentará certificados originais, certificados originais duplicados ou cópias certificadas ou autenticadas dos certificados originais. De acordo com esta obrigação, o PARTICIPANTE deve pagar os Tributos retidos até o último dia útil do mês seguinte ao da emissão da correspondente fatura pela VISA.	All Fees are exclusive of any applicable taxes (“Taxes”), including on sales, use, circulation, add value, consumption and taxes withheld and other similar, so that VISA DO BRASIL and/or VISA INTERNATIONAL receive the applicable Fees without any deduction, set-off or charge related to Taxes. PARTICIPANT shall be solely responsible for paying any and all Taxes, including without limitation: PIS, ISS, CIDE, IOF, and COFINS (defined under applicable Brazilian laws and regulations). The PARTICIPANT shall, therefore, gross the Fees up to account for all applicable Taxes, so that VISA INTERNATIONAL and/or VISA DO BRASIL receive the entire amount of the Fees, as provided for in the applicable Fee Guides under the Visa Rules. In addition, the Brazilian withholding income tax IRRF (defined under applicable Brazilian laws and regulations) will be deducted by PARTICIPANT from payment of the Fees to VISA INTERNATIONAL, and will be paid by PARTICIPANT to the respective Brazilian taxing authorities. There will be no other deductions from the payment of the Fees and any other applicable taxes or charges will be borne and paid by PARTICIPANT. PARTICIPANT shall provide applicable withholding tax receipts to VISA INTERNATIONAL within thirty (30) calendar days of payment to the corresponding Brazilian taxing authorities. PARTICIPANT shall provide original certificates, duplicate original certificates, or certified or authenticated copies of the original certificates. Pursuant to this obligation, PARTICIPANT must pay the applicable withholding taxes until the last working day of the following month that VISA issues an invoice.

Além disso, o PARTICIPANTE deverá fornecer à VISA INTERNATIONAL, dentro de 30 (trinta) dias do fim de cada trimestre, certificados oficiais de retenção de tributos que corroborem o valor dos Tributos retidos e pagos às autoridades tributárias brasileiras em conexão com as Taxas pagas à VISA INTERNATIONAL, sempre de forma a assegurar que os Tributos retidos foram apropriadamente recolhidos pelo PARTICIPANTE. O PARTICIPANTE apresentará à VISA INTERNATIONAL certificados originais, segundas vias ou cópias autenticadas dos certificados originais. Se isto não for possível, o PARTICIPANTE deverá fornecer uma fotocópia do certificado por fax para 305-328-2181 ou um arquivo PDF por e- mail para lacacctg@visa.com. Como os certificados de tributos retidos podem não associar explicitamente o pagamento dos tributos retidos às Taxas pagas pelo PARTICIPANTE à VISA INTERNATIONAL, o PARTICIPANTE atestará em uma carta em separado, na forma do Anexo A deste Contrato que os Tributos retidos na fonte, conforme listados pelo PARTICIPANTE, foram recolhidos para as autoridades tributárias brasileiras competentes e que esses pagamentos estão relacionados às Taxas pagas pelo PARTICIPANTE à VISA INTERNATIONAL (“Carta de Certificação de Tributo com Retenção na Fonte”). Os pagamentos detalhados devem estar de acordo com os valores apresentados nos certificados de retenção de tributos.	Furthermore, PARTICIPANT hereby commits to provide to VISA INTERNATIONAL within 30 (thirty) days after the end of each quarter, the official withholding tax certificates which corroborate the amount of withholding taxes paid to the Brazilian tax authorities in connection with the fees paid to VISA INTERNATIONAL, in order to verify that the appropriate withholding taxes were remitted to the tax authorities. PARTICIPANT shall provide original certificates, duplicate original certificates, or certified or authenticated copies of the original certificates. If this is not possible, PARTICIPANT shall provide a photocopy of the certificate, which can be remitted by fax to 305-328-2181 or sent as a PDF copy by email to lacacctg@visa.com. As the official withholding tax certificates may not explicitly associate the withholding tax payment with the fees paid by PARTICIPANT to VISA INTERNATIONAL, PARTICIPANT will certify in a separate letter, using the format attached hereto as Exhibit A, that the listed payments of withholding taxes were made in due course to the Brazilian tax authorities and that such payments were made with respect to fees paid to VISA INTERNATIONAL (“Withholding Tax Certification Letter”). The itemized payments should agree to the amounts shown on the withholding tax certificates.

Visa Confidential

6. PROPRIEDADE DAS MARCAS.	6. OWNERSHIP OF MARKS.

O PARTICIPANTE reconhece a propriedade da VISA INTERNATIONAL sobre as Marcas de Propriedade da Visa e, na extensão permitida pela legislação aplicável, a sua validade. O PARTICIPANTE concorda em não se opor, discordar, contestar, pleitear, tentar invalidar ou realizar qualquer ação inconsistente com a propriedade da VISA INTERNATIONAL sobre as Marcas de Propriedade da Visa ou com os direitos da VISA INTERNATIONAL sobre essas Marcas. O PARTICIPANTE não adotará nem usará, não registrará ou tentará registrar nomes, marcas comerciais, marcas de serviço, nomes comerciais, logomarcas, domínios ou qualquer palavra ou símbolo passível de ser confundido com “VISA” ou qualquer Marca de Propriedade da Visa, em especial como parte do nome comercial, nome da empresa, nomes de produtos, marcas e/ou direito de propriedade do PARTICIPANTE, dentre outros. Conforme solicitação da VISA INTERNATIONAL, o PARTICIPANTE revogará, abandonará ou cancelará imediatamente quaisquer direitos que possa ter sobre qualquer Marca de Propriedade da Visa. O PARTICIPANTE concorda que todo o uso das Marcas de Propriedade da Visa pelo PARTICIPANTE beneficiará e será em nome da VISA INTERNATIONAL. Para isso, o PARTICIPANTE cooperará totalmente com a VISA INTERNATIONAL para processar e arquivar toda a documentação necessária para obter, manter e fiscalizar os direitos de propriedade da VISA INTERNATIONAL sobre as Marcas de Propriedade da Visa.	PARTICIPANT acknowledges the ownership by VISA INTERNATIONAL of the Visa Owned Marks and acknowledges (to the extent permitted by applicable law) the validity thereof. PARTICIPANT agrees that it will not oppose, object, challenge, litigate, attempt to invalidate, or do anything inconsistent with the VISA INTERNATIONAL’S ownership of, or rights in, the Visa-Owned Marks. PARTICIPANT will not adopt or use, register or attempt to register, any names, trademarks, service marks, trade names, logos, or any word or symbol that is confusingly similar to “VISA” or any Visa-Owned Mark, as a part of PARTICIPANT’s trade name, company name, product names, marks, copyright or otherwise. At VISA INTERNATIONAL’S request, PARTICIPANT will immediately withdraw, abandon or cancel any rights it may have in any Visa-Owned Mark. PARTICIPANT agrees that all use of the Visa-Owned Marks by PARTICIPANT shall inure to the benefit of and be on behalf of VISA INTERNATIONAL. To this end, PARTICIPANT shall fully co-operate with VISA INTERNATIONAL to execute and file all documentation as may be required to obtain, maintain, and enforce VISA INTERNATIONAL’S ownership rights in and to the Visa-Owned Marks.

Todos e quaisquer direitos não expressamente licenciados nos termos deste Contrato são reservados para a VISA INTERNATIONAL e a VISA DO BRASIL.	Any and all rights not expressly licensed under this Agreement are reserved to VISA INTERNATIONAL and VISA DO BRASIL.

7. PADRÕES E CONTROLE DE QUALIDADE.	7. QUALITY STANDARDS AND CONTROL.

O PARTICIPANTE concorda que a natureza e a qualidade de todos os bens produzidos, serviços prestados e materiais publicados pelo PARTICIPANTE em relação a qualquer uma das Marcas Licenciadas deverão estar em conformidade com os padrões estabelecidos e sob o controle da VISA INTERNATIONAL e de cada uma das suas afiliadas (inclusive a VISA DO BRASIL) (conforme acordado entre elas), padrões estes estabelecidos e mantidos de acordo com as Regras da Visa. O PARTICIPANTE concorda em	PARTICIPANT agrees that the nature and quality of all goods produced, services rendered and materials published by PARTICIPANT in connection with any of the Licensed Marks shall conform to standards set by and be under the control of VISA INTERNATIONAL and each of its affiliates (including VISA DO BRASIL) in accordance with the arrangements between them, which standards are established and maintained by the Visa Rules.
cooperar com a VISA DO BRASIL e com cada uma das suas afiliadas para manter o controle da VISA INTERNATIONAL dessa natureza e qualidade, permitindo inspeções razoáveis de suas operações e fornecendo à VISA INTERNATIONAL ou à VISA DO BRASIL, assim que solicitado, exemplos de uso de qualquer das Marcas Licenciadas. O PARTICIPANTE concorda que utilizará as Marcas Licenciadas somente da forma e maneira e com as indicações apropriadas prescritas periodicamente pela VISA INTERNATIONAL por meio das Regras da Visa ou por meio de aviso publicado em site seguro da Internet, conforme usado costumeira e periodicamente para a comunicação entre a VISA DO BRASIL (ou a VISA INTERNATIONAL) e seus participantes ou clientes ou, ainda, por meio de outro aviso por escrito emitido ao PARTICIPANTE pela VISA DO BRASIL ou qualquer uma de suas afiliadas.	PARTICIPANT agrees to cooperate with VISA DO BRASIL and each of its affiliates in maintaining VISA INTERNATIONAL’S control of such nature and quality, to permit reasonable inspection of PARTICIPANT’s operation, and to supply VISA INTERNATIONAL with specimens of the use of any of the Licensed Marks upon request. PARTICIPANT agrees that it will use the Licensed Marks only in the form and manner and with appropriate legends as prescribed from time to time by VISA INTERNATIONAL in the Visa Rules or as notified on a secure Internet site customarily used at any time and from time to time for communication or delivery of services between VISA DO BRASIL, VISA INTERNATIONAL and its Clients or in other written notification to PARTICIPANT from VISA DO BRASIL or any of its affiliates.

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8. PROCEDIMENTOS EM CASO DE VIOLAÇÃO.	8. INFRINGEMENT PROCEEDINGS.

O PARTICIPANTE concorda em avisar a VISA DO BRASIL imediatamente sobre qualquer uso não autorizado de qualquer uma das Marcas de Propriedade da Visa de que tome conhecimento. A VISA INTERNATIONAL terá o direito exclusivo de adotar procedimentos em caso de violação ou concorrência desleal envolvendo qualquer uma das Marcas de Propriedade da Visa. A VISA DO BRASIL poderá adotar procedimentos em caso de violação ou concorrência desleal envolvendo qualquer uma das Marcas de Propriedade da Visa com o consentimento por escrito da VISA INTERNATIONAL.	PARTICIPANT agrees to notify VISA DO BRASIL promptly of any unauthorized use of any of the Visa-Owned Marks as it comes to PARTICIPANT’s attention. VISA INTERNATIONAL shall have the sole right to engage in infringement or unfair competition proceedings involving any of the Visa-Owned Marks. VISA DO BRASIL may adopt procedures in case of infringement or unfair competition involving any one of the Visa-Owned Marks with the written consent of VISA INTERNATIONAL.

O PARTICIPANTE, a pedido da VISA INTERNATIONAL e/ou da VISA DO BRASIL, deverá cooperar plenamente com qualquer ação, reclamação ou procedimento decorrente de qualquer ameaça em relação às Marcas de Propriedade da Visa.	PARTICIPANT, at the request of the VISA INTERNATIONAL and/or VISA DO BRASIL must fully cooperate with any action, claim or proceeding arising out of any threat in relation to the Visa-Owned Marks.

9. CONFORMIDADE COM NORMAS E REGULAMENTAÇÕES E LEIS APLICÁVEIS	9. COMPLIANCE WITH RULES AND REGULATIONS, APPLICABLE LAWS.

O PARTICIPANTE (i) declara ter recebido cópias das Regras da Visa aplicáveis à sua participação nos Arranjos de Pagamento Aprovados e estar, para todos os fins de direito, ciente de seus direitos, deveres e obrigações, conforme previstas nas Regras da Visa e (ii) concorda em estar sujeito as Regras da Visa e a cumprir de maneira segura e sólida todas as disposições das Regras da Visa aplicáveis ao PARTICIPANTE, conforme alteradas de tempos em tempos. O PARTICIPANTE reconhece que as Regras da Visa são necessárias para a sua participação eficiente e segura nos Arranjos de Pagamento Aprovados. O PARTICIPANTE concorda que a VISA DO	PARTICIPANT (i) acknowledges receipt of copies of the Visa Rules applicable to its participation in the Approved Payment Arrangements and is fully aware of its rights, duties and obligations as stated therein and (ii) agrees to be bound by and perform in a safe and sound manner all requirements of the Visa Rules applicable to PARTICIPANT as may be in effect and as they are modified from time to time. PARTICIPANT acknowledges that the Visa Rules are necessary for its safe and sound participation it the Approved Payment Arrangements. PARTICIPANT agrees that VISA DO BRASIL may at any time and
BRASIL pode, a qualquer momento, alterar as Regras da Visa, a seu exclusivo critério e que tais alterações entrarão em vigor assim que notificadas ao PARTICIPANTE pela VISA DO BRASIL ou por quaisquer de suas afiliadas, por escrito ou por meio de publicação em um site seguro da Internet, conforme usado costumeira e periodicamente para a comunicação entre a VISA DO BRASIL (ou a VISA INTERNATIONAL) e seus participantes ou clientes. O PARTICIPANTE reconhece que as Regras da Visa garantem à VISA DO BRASIL a autoridade de impor multas e penalidades ao PARTICIPANTE nas circunstâncias previstas. O PARTICIPANTE concorda em pagar quaisquer multas ou penalidades impostas a ele pela VISA DO BRASIL de acordo com as Regras da Visa. O	from time to time amend the Visa Rules in its sole discretion and that such amendments will take effect upon being notified by VISA DO BRASIL or any of its affiliates to PARTICIPANT in writing or by posting on a secure Internet site customarily used at any time and from time to time for communication between VISA DO BRASIL and its Clients. PARTICIPANT acknowledges that the Visa Rules give VISA DO BRASIL the authority to impose fines and penalties on PARTICIPANT in the circumstances set out in the Visa Rules. PARTICIPANT agrees to pay any fines or penalties levied against it by VISA DO BRASIL in accordance with the Visa Rules. PARTICIPANT represents and warrants that it is fully authorized by all applicable laws
PARTICIPANTE declara e garante que está plenamente autorizado, por todas as leis e regulamentos aplicáveis, a cumprir com suas obrigações sob este Contrato, e que continuará em conformidade com todas as leis e regulamentos aplicáveis durante o Prazo (definido na Cláusula 13 abaixo), bem como que a assinatura de seu representante legal abaixo é suficiente para tornar este Contrato totalmente vinculativo ao PARTICIPANTE.	to perform its obligations hereunder, that it will remain in compliance with all applicable laws throughout the Term hereof (as defined in Section 13 herein below), and that the signature of its representative below is sufficient to make this Agreement fully binding on PARTICIPANT.

10. LEI E FORO.	10. CHOICE OF LAW.

Este Contrato será regido por e interpretado de acordo com as leis do Brasil. As partes designam a jurisdição do foro da comarca da cidade de São Paulo, estado de São Paulo, Brasil, para resolver e dirimir qualquer controvérsia decorrente do presente Contrato.	This Agreement shall be governed by and interpreted according to internal laws of Brazil, without regard to its conflict of law provisions. The parties designate the Forum of the city of São Paulo, State of São Paulo, as the venue to solve and settle any disputes that may arise from this Agreement.

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11. NOTIFICAÇÃO.	11. NOTICE.

Notificações à VISA DO BRASIL sob este Contrato serão feitas por meio de correspondência enviada ao endereço indicado no preâmbulo deste Contrato ou outro endereço que venha a qualquer tempo ser indicado pela VISA DO BRASIL ao PARTICIPANTE. Notificações à VISA INTERNATIONAL sob este Contrato serão feitas por meio de correspondência enviada ao endereço indicado no preâmbulo deste Contrato ou outro endereço que venha a qualquer tempo ser indicado pela VISA INTERNATIONAL ao PARTICIPANTE. Notificações ao PARTICIPANTE sob este Contrato poderão ser feitas por meio de correspondência enviada ao endereço indicado no preâmbulo deste Contrato ou para outro endereço constante nos registros da VISA DO BRASIL sobre o PARTICIPANTE, além de por meio de site seguro da Internet, conforme usado costumeira e periodicamente para a comunicação entre a VISA DO BRASIL (ou a VISA INTERNATIONAL) e seus participantes ou clientes. Todas as notificações e comunicações enviadas sob este Contrato serão por escrito e serão consideradas como tendo sido efetuadas: (i) quando entregues pessoalmente; (ii) 5 (cinco) dias úteis após a postagem, mediante postagem pré-paga, por carta registrada; (iii) quando entregues via e-mail, preferencialmente com aviso de recebimento; (iv) quando entregues (e recebidas) por serviços de courier para entrega no dia seguinte, endereçadas conforme acima ou (v) 1 (um) dia útil após a publicação em site seguro pela VISA DO BRASIL (ou a VISA INTERNATIONAL), conforme acima.	Notice to VISA DO BRASIL under this Agreement shall be sent to the address shown in the preamble of this Agreement or to such other address in each case as VISA DO BRASIL notified to PARTICIPANT at any time and from time to time. Notice to VISA INTERNATIONAL under this Agreement shall be sent to the address shown in the preamble of this Agreement or to such other address in each case as VISA INTERNATIONAL notified to PARTICIPANT at any time and from time to time. Notice to PARTICIPANT under this Agreement may be sent to the address shown in the preamble of this Agreement or to such other address as shown in VISA DO BRASIL’s records for PARTICIPANT, as well as through a secure Internet site, as customarily used at any time and from time to time for communication between VISA DO BRASIL (or VISA INTERNATIONAL) and its participants or clients. All notices and communication sent under this Agreement shall be in writing and shall be deemed validly sent at the time of such posting and shall be deemed received (i) when delivered personally; (ii) 5 (five) working days after posting, by postage prepaid, by registered letter; (iii) when delivered via email, preferably with acknowledgement of receipt; (iv) when delivered (and received) by courier service for delivery the following day, addressed as above or (v) 1 (one) working day after publication on a secure website by VISA DO BRASIL (or VISA INTERNATIONAL), as above.

12. CESSÃO; PARTES INTERESSADAS.	12. ASSIGNMENT; PARTIES IN INTEREST.

Este Contrato não pode ser transferido, cedido ou oferecido em garantia por qualquer das Partes sem o expresso consentimento por escrito da outra parte. A VISA DO BRASIL e/ou a VISA INTERNATIONAL, contudo, podem ceder seus direitos e obrigações decorrentes deste Contrato (cuja cessão constituirá uma novação com a qual o PARTICIPANTE consente expressamente, inclusive no que se refere a quaisquer licenças, sublicenças, interesses ou outros direitos concedidos ao PARTICIPANTE neste Contrato) (i) a qualquer subsidiária integral direta ou indireta da Visa Inc.; (ii) em conexão com a transferência, pela Visa Inc., de todo ou substancialmente todo o capital social e/ou ativos da Visa Inc. ou de suas subsidiárias integrais diretas ou indiretas, seja por meio de fusão, consolidação, venda de capital social ou ativos, ou outra transação semelhante; e (iii) como garantia a qualquer credor da Visa Inc. ou de quaisquer de suas subsidiárias integrais diretas ou indiretas. Este Contrato obrigará e beneficiará as partes e seus respectivos sucessores e cessionários autorizados.	This Agreement may not be transferred, assigned, pledged or hypothecated by either party thereto without the express written consent of the other party thereto, provided that VISA DO BRASIL and/or VISA INTERNATIONAL may assign its rights and obligations under this Agreement (which assignment will constitute a novation to which PARTICIPANT expressly consents), including with respect to any licenses, sublicenses, interests or other rights granted to PARTICIPANT hereunder) (i) to any direct or indirect wholly owned subsidiary of Visa Inc.; (ii) in connection with the transfer by Visa Inc. of all or substantially all of the capital stock and/or assets of Visa Inc. or any of its direct or indirect wholly owned subsidiaries, whether by merger, consolidation, sale of capital stock or assets or other similar transaction; and (iii) as collateral to any lender to Visa Inc. or any of its direct or indirect wholly owned subsidiaries. This Agreement shall be binding upon and shall inure to the benefit of the parties to the Agreement and their respective heirs, executors, administrators, successors and permitted assigns.

13. PRAZOS.	13. TERM.

O prazo deste Contrato terá inicio na Data de Vigência e continuará por um prazo de 5 (cinco) anos (“Prazo”), depois do qual será renovado automaticamente por períodos adicionais de 5 (cinco) anos, salvo se, no mínimo 180 (cento e oitenta) dias antes do fim do Prazo (ou qualquer renovação deste), o PARTICIPANTE notifique a VISA DO BRASIL, por escrito, de sua intenção de rescindir este Contrato por ocasião do final do Prazo (ou de qualquer renovação deste).	This Agreement shall become effective as of the Effective Date and shall continue for a term of five years from the Effective Date, after which this Agreement shall automatically renew for an additional five year period unless, at least 180 days prior to the end of the term (or any renewal term), PARTICIPANT shall have notified VISA DO BRASIL in writing of its intent to terminate this Agreement at the end of the Term (or any renewal term).

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14. RESCISÃO.	14. TERMINATION

14.1. Rescisão por Conveniência. Qualquer das Partes pode rescindir este Contrato por qualquer razão por meio de notificação escrita que especifique a data efetiva da rescisão, a qual deve ser no mínimo de 120 (cento e vinte) dias (ou período menor a ser acordado entre as Partes) depois do recebimento desta notificação pela outra Parte.	14.1. Termination for Any Reason. Either Party may terminate this Agreement for any reason by written notice specifying an effective date of termination which must be at least 120 days (or such shorter period as may be agreed among all the parties) after receipt of the notice.

14.2. Rescisão por Violação. Qualquer das Partes pode rescindir este Contrato no caso de violação ou inadimplemento de qualquer de suas disposições por meio de uma notificação escrita que especifique a violação e a data efetiva da rescisão, a qual deve ser de no mínimo 30 (trinta) dias após o recebimento desta notificação pela outra Parte; desde que, no entanto, a Parte inadimplente possa sanar sua violação notificando a outra Parte sobre sua intenção de sanar a violação e dela obtendo um reconhecimento de que a violação foi sanada no prazo de 30 (trinta) dias após o recebimento da notificação, caso em que o aviso de rescisão perderá sua eficácia. Não obstante o disposto acima, as obrigações do PARTICIPANTE após a rescisão, conforme previstas nas Regras da Visa serão aplicáveis e sobreviverão a este Contrato no caso de sua rescisão ou encerramento.	14.2. Termination for Breach. Either Party may terminate this Agreement upon breach by the other Party of any of its provisions by written notice specifying the breach and an effective date termination, which must be at least 30 days after receipt of the notice; provided, however, that the Party in default may cure its default by remedying such breach by notifying the other Party of such intent to cure and by obtaining the other Party’s acknowledgement that the default has been cured within 30 days of the receipt of the notice, in which case the notice of termination shall be of no effect. Notwithstanding the foregoing, PARTICIPANT’s post-termination obligations set out in the Visa Rules will apply and survive this Agreement in the event of termination hereunder.

14.3. Rescisão por Inatividade, Circunstâncias Previstas nas Regras da Visa ou por Interesse Adverso; Rescisão Automática nas Hipóteses Previstas nas Regras da Visa. A VISA DO BRASIL ou a VISA INTERNATIONAL podem rescindir este Contrato, no todo ou em parte (conforme o caso), a qualquer momento por meio de notificação escrita se: (a) o PARTICIPANTE permanecer inativo por 3 (três) anos ou mais; ou (b) sob quaisquer outras circunstâncias previstas nas Regras da Visa; ou (c) em relação ao País Aprovado, em julgamento da VISA DO BRASIL ou a VISA INTERNATIONAL, ações das autoridades regulatórias competentes façam com que a operação continua dos Arranjos de Pagamento da Visa ou a participação do PARTICIPANTE nos Arranjos de Pagamento Aprovados sejam contrários aos interesses da VISA DO BRASIL ou da VISA INTERNATIONAL. Este Contrato pode também ser rescindido automaticamente nas hipóteses previstas nas Regras da Visa.	14.3 Termination for inactivity, Circumstances provided for in the Visa Rules or by Adverse Interest; Automatic Termination in the cases provided for in the rules of Visa. VISA DO BRASIL or VISA INTERNATIONAL may terminate this Agreement, in whole or in part (as the case may be), at any time by written notice if: (a) PARTICIPANT has been inactive for three or more years or (b) in any other circumstances set out in the Visa Rules, or (c) if in relation to the Approved Country(s), in judgment of VISA DO BRASIL or VISA INTERNATIONAL, government or other regulatory action in such Approved Country(s) renders continued operation of the Visa Payment Arrangements therein or PARTICIPANT’s participation in the Visa Payment Arrangements adverse to the best interests of VISA INTERNATIONAL or VISA DO BRASIL. This Agreement may also be automatically terminated in the circumstances set out in the Visa Rules.

15. ADITAMENTOS; DIVISIBILIDADE DAS DISPOSIÇÕES CONTRATUAIS.	15. AMENDMENTS; SEVERABILITY.

Este Contrato não poderá ser aditado ou modificado, e nenhum de seus termos e condições pode ser renunciado, salvo por meio de instrumento por escrito assinado por todas as Partes, ou, em caso de renúncia, pela Parte renunciando cumprimento; desde que, contudo, o disposto acima não possa ser interpretado como uma limitação da capacidade da VISA DO BRASIL ou da VISA INTERNATIONAL de aditar, suplementar, ou, de outra forma, modificar de tempos em tempos quaisquer das Regras da Visa sem o consentimento do PARTICIPANTE. Se qualquer prazo, disposição, acordo, pacto ou restrição deste Contrato ou incorporados por referência a este Contrato forem considerados por um tribunal da jurisdição competente ou outra autoridade como inválidos, nulos ou inexequíveis, o remanescente dos prazos, disposições, contratos, pactos e restrições deste Contrato continuarão em pleno vigor e validade e, de nenhuma forma serão afetados, prejudicados ou invalidados, desde que a substância econômica ou legal do relacionamento do PARTICIPANTE sob este Contrato não seja afetada de qualquer maneira materialmente adversa as Partes. Neste caso, se e na medida em que a posição não possa ser remediada por meio de uma alteração das Regras da Visa de forma geral ou de forma específica ao País Aprovado, as Partes negociarão em boa-fé para modificar este Contrato, para assim dar efeito à intenção original das Partes o mais fielmente possível, de forma a que o relacionamento do PARTICIPANTE sob este Contrato possa continuar como contemplado originalmente na medida do possível.	This Agreement may not be amended or modified, and none of its terms or conditions may be waived, except pursuant to an instrument in writing signed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance; provided, however, that, the foregoing shall not be construed as a limitation on the ability of VISA DO BRASIL to amend, supplement or otherwise modify any of the Visa Rules from time to time without the consent of PARTICIPANT. If any term, provision, agreement, covenant or restriction of this Agreement or incorporated by reference into this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the PARTICIPANT relationship contemplated hereby is not affected in any manner materially adverse to the parties to this Agreement. Upon such a determination, if and to the extent the position cannot be remedied by an amendment to the Visa Rules either generally or in relation to the Approved Country(s), the parties shall negotiate in good faith to modify this Agreement so as to give effect to the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the PARTICIPANT relationship contemplated by this Agreement may continue as originally contemplated to the fullest extent possible.

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16. SEM INTERPRETAÇÃO RESTRITIVA.	16. NO STRICT CONSTRUCTION.

Caso haja ambiguidade ou questionamento das intenções ou interpretação, este Contrato será interpretado como se tivesse sido redigido conjuntamente pelas Partes, e não haverá presunção ou ônus da prova favorecendo ou desfavorecendo qualquer parte em virtude da autoria de qualquer disposição deste Contrato.	In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

17. FORÇA MAIOR.	17. FORCE MAJEURE.

Caso o cumprimento de quaisquer prazos ou disposições deste Contrato por parte da VISA DO BRASIL ou VISA INTERNATIONAL seja postergado ou evitado, no todo ou em parte, em razão de ou em relação ao cumprimento de qualquer lei, regulamento ou ordem, ou devido a motins, guerras, perturbação da ordem pública, greves, disputas trabalhistas, incêndio, explosão, tempestade, enchente, fenômenos naturais, atos de terrorismo, falha de terceiros em cumprir suas obrigações ou qualquer discriminação ou falha maior de (i) transporte, (ii) fabricação, (iii) distribuição ou (iv) dependências de armazenamento, conforme o caso, que não esteja sob o controle da VISA DO BRASIL e/ou da VISA INTERNATIONAL e que por sua diligência sejam incapazes de impedir, ou por qualquer outra razão que não esteja sob o seu controle (cada um deles, “Evento de Força Maior”), então a VISA DO BRASIL (ou a VISA INTERNATIONAL, conforme aplicável) fica isenta de suas obrigações neste Contrato durante o período de duração do Evento de Força Maior, e nenhuma responsabilidade será atribuída à VISA DO BRASIL (ou à VISA INTERNATIONAL, conforme aplicável) por conta disso.	In case performance by VISA DO BRASIL or VISA INTERNATIONAL of any terms or provisions of this Agreement shall be delayed or prevented, in whole or in part, because of or related to compliance with any law or order, or because of riots, war, public disturbance, strike, labor dispute, fire, explosion, storm, flood, acts of God, acts of terrorism, failure of a third party to timely perform its obligations or any major breakdown or failure of (i) transportation, (ii) manufacturing, (iii) distribution or (iv) storage facilities, as the case may be, that is not within VISA DO BRASIL and/or VISA INTERNATIONAL’s control and which by the exercise of reasonable diligence it is unable to prevent, or for any other reason which is not within its control and which by the exercise of reasonable diligence it is unable to prevent (each, a “Force Majeure Event”), then VISA DO BRASIL (or VISA INTERNATIONAL as applicable) shall be excused from its obligations hereunder during the period such Force Majeure Event continues, and no liability shall attach against VISA DO BRASIL (or VISA INTERNATIONAL as applicable) on account thereof.

18. REGISTRO.	18. REGISTRATION.

O PARTICIPANTE será responsável por registrar este Contrato em qualquer órgão aplicável no Brasil e em conformidade com a legislação aplicável ou exigências normativas. Todas as despesas referentes a quaisquer registros serão de responsabilidade única e exclusiva do PARTICIPANTE.	PARTICIPANT shall be responsible for registering this Agreement with any applicable bodies in Brazil and in compliance with applicable laws and regulatory demands. All expenses related to such registrations shall be borne by PARTICIPANT.

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19. APROVAÇÃO DO BANCO CENTRAL.	19. APPROVAL FROM THE CENTRAL BANK.

Caso, na Data de Vigência, o PARTICIPANTE ainda não tenha obtido uma licença por escrito do Banco Central do Brasil, de acordo com as normas do Sistema de Pagamentos Brasileiro (SPB), que o autorize a operar como uma instituição financeira ou como uma instituição de pagamento emissora ou credenciadora, conforme os Arranjos de Pagamento Aprovados, ou o PARTICIPANTE não tenha fornecido uma cópia da referida licença à VISA DO BRASIL, então (i) o PARTICIPANTE terá 90 (noventa) dias a partir da Data de Vigência para apresentar à VISA DO BRASIL um documento emitido pelo Banco Central do Brasil que evidencie essa licença (“Licença do Banco Central”) e (ii) as autorizações concedidas ao PARTICIPANTE na Cláusula Primeira deste Contrato e a licença outorgada ao PARTICIPANTE na Cláusula Quarta, acima, serão consideradas temporárias. Além disso, se o PARTICIPANTE não apresentar à VISA DO BRASIL a Licença do Banco Central antes do término do prazo de 90 (noventa) dias, a VISA DO BRASIL poderá (i) considerar este Contrato automaticamente rescindido, não obstante as obrigações do PARTICIPANTE sob as Regras da Visa permaneçam em vigor para os fatos praticados em função do Contrato, incluindo, sem limitação, as obrigações de indenização do PARTICIPANTE para com a VISA DO BRASIL e a VISA INTERNATIONAL ou (ii) estender o prazo para apresentação da Licença do Banco Central por novo período de 90 (noventa) dias, neste caso desde que o PARTICIPANTE apresente evidências de que formalizou o pedido junto ao Banco Central e de que não há nenhuma providência pendente por parte do PARTICIPANTE no processo de análise pelo Banco Central.	If, upon the Effective Date, PARTICIPANT has not yet obtained a written license from the Brazilian Central Bank, in accordance to the provisions of the Brazilian Payment System (SPB) that authorizes it to operate as an issuer or merchant acquirer financial institution or payment institution, according to the Approved Payment Arrangements, or PARTICIPANT has not supplied a copy of such license to VISA DO BRASIL, then (i) PARTICIPANT will have 90 (ninety) days as of the Effective Date to submit to VISA DO BRASIL a document issued by the Central Bank of Brazil that proves this license (“License of the Central Bank”) and (ii) the authorizations granted to PARTICIPANT under Section One of this Agreement and the license issued to PARTICIPANT under Section Four herein above will be considered temporary. In addition, if PARTICIPANT fails to submit to VISA DO BRASIL the License of the Central Bank before the end of the 90 (ninety) days period, VISA DO BRASIL may (i) consider this Agreement to be automatically terminated, notwithstanding PARTICIPANT’s obligations under the Visa Rules remain in effect for the acts arisen out of the Agreement, including, without limitation, the indemnification obligations of PARTICIPANT with VISA DO BRASIL and VISA INTERNATIONAL or (ii) extend the deadline for submission of the License of the Central Bank for further period of 90 (ninety) days, in this case provided that PARTICIPANT provides evidence that it has formalized the request with the Central Bank and that there is no further action pending on the part of PARTICIPANT in the Central Bank’s process of analysis.

20. ÍNTEGRA DO CONTRATO.	20. ENTIRE AGREEMENT.

Este Contrato, incluindo seus anexos e documentos referenciados, representa a íntegra do acordado entre as Partes em relação a seu objeto. Não há outros contratos, representações, garantias ou entendimentos entre as Partes em relação a participação do PARTICIPANTE nos Arranjos de Pagamento Aprovados. Este Contrato substitui qualquer outro contrato entre as Partes, escrito ou verbal, em relação à participação do PARTICIPANTE nos Arranjos de Pagamento Aprovados. Para fins de esclarecimento, este Contrato prevalece e substitui qualquer contrato anterior relacionado a afiliação do PARTICIPANTE, à sua participação nos Arranjos de Pagamento da Visa e à autorização para use de quaisquer Marcas de Propriedade da Visa.	This Agreement, including the Exhibits hereto and referred documents, constitutes the entire agreement and understanding between the Parties regarding its scope. There are no other agreements, representations, warranties, or understandings between the Parties with respect to the PARTICIPANT’s participation in the Approved Payment Arrangements. To the extent that any other agreement, written or verbal, appears to exist between the Parties with respect to the subject matter hereof, the Agreement supersedes any such agreement. For clarification purposes, this Agreement prevails and supersedes any prior agreement related to the PARTICIPANT’s affiliation to the Visa Systems (either with Visa International or Visa do Brasil) and to the trademark license of Visa Owned Marks.

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Este Acordo é celebrado e assinado nos idiomas Inglês e Português, sendo que em caso de divergências de interpretação, as Partes acordam que a versão em Português deve prevalecer.	This Agreement shall be executed and signed in the English and Portuguese languages. In case of discrepancies of interpretation the Parties agree that the Portuguese version shall prevail.

EM TESTEMUNHO DO QUE, as Partes assinam o presente Contrato em 3 (três) vias, nas datas indicadas abaixo de suas respectivas assinaturas.	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

VISA DO BRASIL EMPREENDIMENTOS LTDA

Assinatura/Signature:		/s/ Hermínio de Oliveira
Nome/Name:		Hermínio de Oliveira
Cargo/Title:		Diretor Executivo de Finanças
Data/Date:		02/19/2016

STONE PAGAMENTOS S.A.

Assinatura/Signature:	/s/ Fabio Barbosa	/s/ Augusto Lins
Nome/Name:	Fabio Barbosa	Augusto Lins
Cargo/Title:	Diretor	Diretor
Data/Date:	02/11/16	02/11/16

VISA INTERNATIONAL SERVICE ASSOCIATION

Assinatura/Signature:		/s/ Eduardo Coello
Nome/Name:		Eduardo Coello
Cargo/Title:		Group Executive - LAC
Data/Date:		05/09/2016

Testemunhas:

1.	/s/ Eduardo Santos	2.	/s/ Illegible
	RG: 3094614141		RG: 30.242.920.7
	CPF/MF: 754.433.500-30		CPF/MF: 319.476.028-96

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